UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Vincent P. Corti
New Perspective Fund, Inc.
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

New Perspective Fund®

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Special feature

Beyond borders — How NPF gets to global growth

See page 6

Annual report for the year ended September 30, 2012

New Perspective Fund seeks to provide long-term growth of capital. Future income is a secondary objective.

This fund is one of more than 40 offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

See page 4 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 30.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

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Fellow investors:

New Perspective Fund built on a sizable gain during the first half of its fiscal year to post excellent results for the 12 months ended September 30, 2012.

During the period, the fund gained 23.3% for those who invested the dividend of 28.5 cents per share paid in December 2011. This return surpassed the 21.0% increase realized by the fund’s primary benchmark, the unmanaged MSCI All Country World Index (ACWI), which measures returns for stock markets in more than 40 countries. The fund also significantly outpaced its peer group as gauged by the Lipper Global Funds Average, which rose 19.2%.

New Perspective Fund seeks to provide solid results over longer periods which typically encompass varied market conditions. As shown in the table below, the fund continues to compare favorably to these benchmarks over many such longer time frames.

Rallies early and late

Global markets rallied during the last quarter of 2011 on brighter economic data in the United States and growing optimism that European leaders were making progress on addressing the region’s sovereign debt crisis. Most indexes climbed sharply into the spring before worries over the euro zone resurfaced and evidence of economic slowing in China triggered downward pressure. However, the final quarter featured an upturn as the Federal Reserve took steps to encourage investment and reduce unemployment, and its European counterpart moved to boost the economy and avert a further loss of confidence in sovereign debt markets.

[Begin Sidebar]
Results at a glance
For periods ended September 30, 2012, with all distributions reinvested

	Total return	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 3/13/73)
New Perspective Fund
(Class A shares)	23.3%	0.6%	10.7%	12.3%

MSCI AC World Index*†	21.0	–2.1	8.6	—

Standard & Poor’s 500
Composite Index*	30.2	1.1	8.0	10.0

Lipper Global Funds Average	19.2	–1.9	8.2	10.8

*The market indexes are unmanaged and, therefore, have no expenses.
† The MSCI All Country World Index began operations on December 31, 1987. Results reflect dividends net of withholding taxes.
[End Sidebar]

[Begin Sidebar]
In this report

Special feature

6	Beyond borders — How NPF gets to global growth

Contents

1	Letter to investors

4	The value of a long-term perspective

12	Summary investment portfolio

16	Financial statements

31	Board of directors and other officers
[End Sidebar]

Almost all country indexes tallied double-digit gains.* Those that didn’t were primarily trouble spots like Spain, Portugal and Greece that are at the center of Europe’s debt problems. Japan also finished in negative territory as the expected rebound from the economic weakness caused by the tsunami failed to materialize.

*Unless otherwise indicated, country and region returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.

Sensitivity equals strength

Amid this improving outlook, all 10 sectors that make up the index notched significant gains for the 12 months. Not surprisingly, economically sensitive areas such as information technology, financials and consumer discretionary stocks posted some of the best advances. Conversely, sectors such as utilities and telecommunication services trailed the market due to regulatory uncertainty in many key regions.

A broad base of support

Results were built on a diverse mix of carefully researched companies, many of which were among the portfolio’s biggest positions.

Leading the way was the fund’s largest holding, pharmaceutical company Novo Nordisk, which gained 58.9%. Other top 20 positions notching considerable gains included Home Depot (83.7%); Anheuser-Busch InBev (60.3%); semiconductor technology producer ASML (54.4%); Google (46.7%); South African companies ShopRite Holdings (44.5%) and Naspers (42.9%), a media firm; beverage manufacturer Pernod Ricard (43.1%); Merck (37.9%); and Taiwan Semiconductor (36.0%). American Express (26.6%), insurer ACE (24.8%) and British American Tobacco (21.1%) were more in line with the broader market, while Amazon (17.6%), telecom giant América Móvil (15.3%) and Nestlé (14.7%) posted solid numbers. Oracle (9.6%) and Baxter International (7.3%) meaningfully lagged the index.

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[Begin Sidebar]
Largest equity holdings

Percent of net assets
Novo Nordisk	4.8%
Amazon	2.2
Google	1.7
Home Depot	1.6
América Móvil	1.4
Newmont Mining	1.3
British American Tobacco	1.3
Naspers	1.3
Taiwan Semiconductor	1.2
Nestlé	1.2
[End Sidebar]

The only top 20 holdings to finish in the red were Newmont Mining (–11.0%) and Barrick Gold
(–10.5%). Both companies suffered from operational challenges as well as the fact that investors increasingly sought other investment strategies to benefit from the potential for rising gold prices.

Other holdings that dampened returns included Dutch telecom provider KPN (–42.0%) and utility giant GDF SUEZ (–25.2%).

Looking ahead

Going forward, we expect U.S. corporate profits to be less robust than their recent record levels, and growth in China and other important regions may slow as well. That said, we continue to find companies that are thriving despite the challenging environment.

We will continue to pursue the fund’s growth of capital objective by seeking out companies that stand to benefit from advancement across the globe. To learn why we value this company-centered approach, please turn to the feature article that begins on page 6.

We thank you for your commitment to long-term investing.

Cordially,

/s/ Robert W. Lovelace

Robert W. Lovelace
President

/s/ Gina H. Despres

Gina H. Despres
Vice Chairman

November 5, 2012

For current information about the fund, visit americanfunds.com.

With this report, we bid farewell to New Perspective Fund’s longtime Vice Chairman Gina Despres, who is retiring in March of 2013 after serving in a variety of capacities for more than 20 years. As a skilled analyst of political and economic developments worldwide, Gina has been instrumental in helping the fund navigate a challenging but fruitful period in its history. We are thankful for her dedication to pursuing New Perspective Fund’s mission on behalf of investors. Succeeding Gina as vice chairman will be her fellow Australian, Michael Thawley, whom we welcome.

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[Begin Sidebar]
Where the fund’s assets are invested (percent invested by country)

	September 30
	2012	2011

The Americas	46.6%	45.1%
United States	41.2	38.5
Canada	3.1	4.4
Mexico	1.7	1.7
Brazil	0.6	0.5

Europe	31.2	30.7
Euro zone*	13.9	14.3
United Kingdom	7.5	7.6
Denmark	4.8	4.1
Switzerland	4.1	3.9
Sweden	0.7	0.6
Norway	0.2	0.2

Asia/Pacific Basin	10.4	12.5
Japan	3.7	5.5
South Korea	1.8	1.8
Australia	1.7	1.6
Taiwan	1.2	1.0
Hong Kong	0.9	0.7
India	0.6	0.8
China	0.5	0.5
Singapore	—	0.5
Indonesia	—	0.1

Other	2.7	2.7

Short-term securities
& other assets less
liabilities	9.1	9.0

Total	100.0%	100.0%

*Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

[End Sidebar]

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

How a $10,000 investment has grown

There always have been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime New Perspective Fund has done demonstrably better than its relevant benchmarks. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2012)*

	1 year	5 years	10 years
Class A shares	16.17%	–0.55%	10.01%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.80% for Class A shares as of the prospectus dated December 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Expense ratios and turnover rates*
Year ended September 30, 2012

	New Perspective Fund	Industry average†
Expense ratio	0.80%	1.41%
Portfolio turnover rate	16%	75%

*The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
† Source for industry average: Lipper Global Funds, based on statistics for front-end load funds, excluding funds of funds, for the most recent fiscal year-ends available as of 9/30/12.

[begin mountain chart]
date	New Perspective Fund with dividends reinvested1,3	New Perspective Fund excluding dividends1	MSCI AC World Index with dividends reinvested4,5

3/13/73	$9,425	$9,425	$10,000
9/30/73	$9,931	$9,931	$9,449
9/30/74	$7,397	$7,159	$5,789
9/30/75	$10,761	$9,945	$7,420
9/30/76	$12,711	$11,414	$8,947
9/30/77	$13,041	$11,447	$9,173
9/30/78	$17,330	$14,851	$11,108
9/30/79	$20,086	$16,785	$12,292
9/30/80	$24,849	$20,236	$14,429
9/30/81	$25,297	$19,876	$13,295
9/30/82	$27,132	$19,970	$13,445
9/30/83	$39,066	$27,021	$18,772
9/30/84	$39,467	$26,470	$19,638
9/30/85	$45,547	$29,634	$24,363
9/30/86	$63,229	$40,199	$38,540
9/30/87	$94,662	$59,018	$55,354
9/30/88	$81,177	$49,425	$52,127
9/30/89	$103,896	$61,382	$65,621
9/30/90	$98,828	$56,985	$51,913
9/30/91	$122,408	$68,721	$65,283
9/30/92	$132,246	$72,778	$65,317
9/30/93	$156,496	$84,770	$79,371
9/30/94	$176,224	$94,196	$87,118
9/30/95	$209,056	$110,012	$98,070
9/30/96	$231,302	$119,395	$111,271
9/30/97	$300,629	$152,502	$137,873
9/30/98	$304,321	$152,132	$134,291
9/30/99	$421,280	$208,845	$175,789
9/30/00	$501,040	$247,471	$189,876
9/30/01	$393,481	$192,176	$136,044
9/30/02	$333,032	$160,633	$111,410
9/30/03	$434,522	$207,655	$140,559
9/30/04	$511,218	$242,508	$165,162
9/30/05	$611,798	$287,485	$198,784
9/30/06	$708,475	$328,630	$227,795
9/30/07	$888,860	$406,256	$282,482
9/30/08	$688,766	$309,140	$206,568
9/30/09	$720,841	$314,742	$206,343
9/30/10	$786,053	$339,150	$223,718
9/30/11	$744,391	$317,937	$210,267
9/30/12	$917,624	$387,709	$254,389
[end mountain chart]

Year ended September 30
Total value	1973		1974	1975	1976	1977	1978	1979	1980
Dividends reinvested	—		$325	401	336	279	319	443	501
Value at year-end	$9,931		7,397	10,761	12,711	13,041	17,330	20,086	24,849
NPF’s total return	(0.7	)%6	(25.5)	45.5	18.1	2.6	32.9	15.9	23.7

Year ended September 30
Total value	1981		1982	1983	1984	1985	1986	1987	1988
Dividends reinvested	930		1,666	1,830	1,205	1,195	1,178	1,393	1,819
Value at year-end	25,297		27,132	39,066	39,467	45,547	63,229	94,662	81,177
NPF’s total return	1.8		7.3	44.0	1.0	15.4	38.8	49.7	(14.2)

Year ended September 30
Total value	1989		1990	1991	1992	1993	1994	1995	1996
Dividends reinvested	2,603		2,615	2,977	2,522	2,171	2,229	2,811	4,126
Value at year-end	103,896		98,828	122,408	132,246	156,496	176,224	209,056	231,302
NPF’s total return	28.0		(4.9)	23.9	8.0	18.3	12.6	18.6	10.6

Year ended September 30
Total value	1997		1998	1999	2000	2001	2002	2003	2004
Dividends reinvested	4,362		4,385	3,039	1,765	5,394	5,382	3,371	3,606
Value at year-end	300,629		304,321	421,280	501,040	393,481	333,032	434,522	511,218
NPF’s total return	30.0		1.2	38.4	18.9	(21.5)	(15.4)	30.5	17.7

Year ended September 30
Total value	2005		2006	2007	2008	2009	2010	2011	2012
Dividends reinvested	5,274		8,204	11,138	16,291	14,430	8,926	8,589	8,527
Value at year-end	611,798		708,475	888,860	688,766	720,841	786,053	744,391	917,624
NPF’s total return	19.7		15.8	25.5	(22.5)	4.7	9.0	(5.3)	23.3

Average annual total return for fund’s lifetime: 12.1%

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3Includes reinvested dividends of $148,557 and reinvested capital gain distributions of $391,565.
4The market index is unmanaged and, therefore, has no expenses.

5From March 13, 1973, through December 31, 1987, the MSCI World Index was used because the MSCI AC World Index did not exist. MSCI World Index reflects dividends net of withholding taxes, and MSCI AC World Index results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

6For the period March 13, 1973 (when the fund began operations), through September 30, 1973.

The results shown are before taxes on fund distributions and sale of fund shares.

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Beyond borders — How NPF gets to global growth

Nearly four decades ago, New Perspective Fund was founded with the goal of capitalizing on investment opportunities created by the increasingly interconnected global economy. At that time, the ability to invest up to 30% of fund assets in companies domiciled outside the U.S. represented an effective approach to embracing an expanding universe of investment opportunities.

As advances in transportation, communications and technology took deeper root and trade barriers were lowered, more companies began to operate globally. In recognition of the reality that the number of world-class companies located abroad was growing, the fund gradually raised and ultimately eliminated its limits on assets invested beyond our shores.

Yet as these companies provided increased opportunities for U.S.-based investors to tap economic growth in other parts of the world, something interesting was happening at home: American companies were themselves crossing borders in order to benefit from the evolving world economy.

In 2011, over 46% of the revenues of the nation’s 500 largest companies — as measured by Standard & Poor’s 500 Composite Index — came from overseas. And while globalization has seemingly been front-of-mind for decades, the trend of American companies expanding their exports — whether goods or services — continues, so much so that it has been argued that the “domestic” S&P 500 has, in effect, become a global index. And at a time when economic uncertainty seems to have spread to every corner of the world, some might feel more comfortable accessing global growth exclusively through the familiar and seemingly stable U.S. multinationals measured by that index.

Judicious though it may seem, a U.S.-centric approach doesn’t merely rule out investing in many of the world’s best companies, it keeps investors virtually sidelined when it comes to some of the industries at the forefront of economic expansion. Furthermore, the reality of how business often operates today calls into question the value of using a company’s home country as a guide for determining whether it’s an appropriate investment choice for a particular portfolio.

With “country of domicile” telling us less and less about how a company is strategically positioned, actually understanding its business and learning how it may benefit from the changes happening in the world takes on greater importance. It’s also valuable to analyze funds to determine their true exposure to various regions or trends.

The fund then and now

At its inception, New Perspective Fund was invested in three companies based outside the United States: oil giant Royal Dutch Shell, Canadian mining company Alcan and Australian real estate firm Lend Lease. Today, more than half of the companies in which the fund is invested are based outside the U.S. And though this statistic speaks to how the landscape has changed, it fails to capture the different character of the companies that now constitute the fund’s portfolio.

“In the fund’s early days, firms were much more compartmentalized. If you had 5% of assets invested in companies domiciled in Hong Kong, there was a good chance that you had commensurate exposure to Hong Kong and the growth opportunities it offered,” says portfolio counselor Gregg Ireland, who began working at American Funds around the time of New Perspective Fund’s founding. “That’s no longer true. Merely having a portfolio of companies headquartered in a variety of countries doesn’t necessarily guarantee meaningful diversification or exposure to growth.”

“Country of domicile doesn’t tell you much that’s useful about where a company’s actual operations and employees are based, where its profits are generated, or the potential geopolitical and economic risks to which it’s exposed,” states fund Vice Chairman Gina Despres, who will be retiring in March of 2013. “Companies are increasingly locating their headquarters in one country, their place of incorporation in another and their operations in a third, fourth and fifth. When it comes to building portfolios or evaluating their exposure to certain economic or demographic trends, you definitely need to dig deeper.”

[photo of currency]
Companies point the way

These days, digging deeper means not only examining a company’s revenues, operations and brands, but also determining its positioning relative to changes taking place in the world. Explains fund president and portfolio counselor Rob Lovelace, “Over time, we have deliberately shifted from investing in companies that were merely headquartered in different places to investing in companies that were positioning themselves to benefit from changing global trade patterns and economic and political relationships.”

“One such change is that economic growth in the developing world is projected to sharply outpace growth in developed regions for years to come. Naturally, we’re interested in companies that offer the chance to participate in that growth,” adds incoming fund Vice Chairman Michael Thawley, a former Australian ambassador to the United States. “And those firms are found everywhere.”

[Begin Pull Quote]
“Country of domicile doesn’t tell you much that’s useful about where a company’s actual operations and employees are based, where its profits are generated, or the potential geopolitical and economic risks to which it’s exposed.”
Gina Despres, Vice Chairman
[End Pull Quote]

[photo of a city - a plane flying in the sky]
For example, the five top-selling international auto manufacturers in the world’s largest car market, China, are each headquartered in a different country. By allowing investment professionals the ability to invest in companies from around the world, the fund gives portfolio counselors and analysts the freedom to invest in any of those five — Volkswagen, General Motors, Hyundai, Toyota or Renault/Nissan — that they believe represent opportunity for fund shareholders.

Feeling safe at home

The potential benefits of this approach notwithstanding, some investors may simply feel more at ease sticking with established, well-regarded American companies that are doing business around the world. Why invest in companies that are less familiar, goes the argument, when increasing numbers of people worldwide are relying on technology from Seattle and Silicon Valley. Why venture abroad when so many familiar U.S. brands have found eager consumer bases in developing regions where one’s choice of sneakers, jeans or cigarettes signals upward economic mobility?

A reasonable question, but the ebb and flow of global commerce may leave unexpected gaps in the investment portfolios of those with a strictly U.S. focus. For example, one of the most iconic American brands — which also happens to boast a strong share of its growing Chinese market — would actually be off-limits to an investor seeking opportunity exclusively through investments in U.S.-based companies.

[Begin Pull Quote]
“By focusing on companies and not limiting ourselves geographically, we’ll have the opportunity to benefit from the global economy — however it may look.”
Rob Lovelace, President
[End Pull Quote]

[photo of globes]

[photo of a field through a plane window]
That brand is Budweiser, and it presents an interesting study in how a product once strongly associated with a particular country now has a truly cosmopolitan profile.

In 2008 the American manufacturer of Budweiser, Anheuser Busch, was acquired by Belgium-based InBev, a company created from the merger of two brewing giants — one European, the other South American. The resulting entity became the world’s largest brewer whose mostly Brazilian management team oversees a portfolio of more than 200 brands out of New York. Anheuser-Busch InBev has more than 100,000 employees working in over 20 countries. Its iconically American top-selling beer is a traditional Bohemian pilsner with a taste favored by Chinese consumers who regard it as a luxury brand. But on paper, it’s a Belgian company.

“Thanks to New Perspective Fund’s global approach we have been able to follow and invest in this company through all its manifestations. We were able to stay committed to a management team we believed in, and the fund has been rewarded,” reflects London-based beverage analyst Juliette Amos. “If we’d limited ourselves geographically, we would have missed out on what InBev has managed to do with a great American brand.”

Going abroad to access growth at home

The fund’s inclusive mandate also makes it possible to capitalize on pockets of growth that exist in our own backyard — offering its investors exposure to American consumers’ penchant for luxury German automobiles and Korean flat-panel televisions.

“If you examine the buying habits of consumers worldwide, it becomes clear that almost no one is using the country-of-domicile lens to dictate their purchasing decisions,” says Rob. “Ruling out certain companies simply because of where they happen to be headquartered is at odds with our mission. And in some cases, it wouldn’t just tie our hands with respect to a particular company, but to entire industries.”

Keeping growth opportunities in play

One such industry is metals and mining. The biggest drivers of demand for metals are industrialization and urbanization — both of which have been happening on a grand scale in the developing world and show no signs of abating. As a result, the appetite for the materials that go into building factories, housing and electrical grids will likely be robust, and providers will likely benefit. But investors with a strictly U.S. bent could be left in the cold.

“There are only three major mining companies listed on the S&P 500,” explains London-based mining analyst Bruno Rodrigues, “and each is focused on a single commodity. The bigger integrated players are headquartered in traditional centers of mining finance such as Toronto or London and listed on those exchanges. And incidentally, given what we know about the dwindling importance of country of domicile, it’s not surprising to learn that these firms often have no actual mining operations in their ‘home’ countries.”

The mining industry is not alone. Few American companies produce the luxury leather goods, clothing and watches that a 2011 survey by Global MONITOR says fully 20% of Chinese consumers and 34% of Indian consumers regard as “very important” to their lives. And harkening back to the Budweiser example, it’s interesting to note that none of the world’s 10 largest brewers calls America home.

Keeping pace with change

“When we started the fund, we couldn’t foresee where global growth would be or what it would look like,” observes Gregg Ireland. “That’s why, rather than pre-determining which countries or regions we’d invest in, we developed a flexible mandate that allowed us to pursue the growth wherever it was happening. It turns out to have been a fairly prescient decision.”

“The coming years will likely present investment opportunities that are difficult to predict, but that will cause us to adjust how we carry out the fund’s mandate, much as we have over the past four decades,” offers Rob. “For example, with the rise of new natural gas extraction technology, it’s a very real possibility that the U.S. could become an energy exporter. And there are signs that manufacturing is coming back to the U.S. The good news is that by focusing on companies and not limiting ourselves geographically, we’ll have the opportunity to benefit from the global economy — however it may look.” ■

Summary investment portfolio   September 30, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	(percent of net assets)

Consumer Discretionary	15.59%
Health Care	15.04
Consumer Staples	12.25
Information Technology	11.39
Industrials	9.16
Other industries	27.51
Convertible securities	0.01
Short-term securities & other assets less liabilities	9.05
[end pie chart]

unaudited

(percent
of net
Country diversification	assets)
United States	41.2%
Euro zone*	13.9
United Kingdom	7.5
Denmark	4.8
Switzerland	4.1
Japan	3.7
Canada	3.1
South Africa	2.7
South Korea	1.8
Other countries	8.1
Short-term securities & other assets less liabilities	9.1

*Countries using the euro as a common currency; those represented in the fund's portfolio are Belgium, Finland, France, Germany, Greece, Ireland, the Netherlands and Spain.

			Percent
		Value	of net
Common stocks - 90.94%	Shares	(000)	assets

Consumer discretionary - 15.59%
Amazon.com, Inc. (1)	3,664,000	$931,828	2.15%
Major online retailer of books, CDs, DVDs, toys, apparel, home furnishings and other products.
Home Depot, Inc.	11,300,000	682,181	1.58
The world's largest home improvement retailer.
Naspers Ltd., Class N	9,105,100	563,361	1.30
Owns operations in pay-TV, Internet services, print media and book publishing.
Hyundai Mobis Co., Ltd.	1,184,324	330,866	.76
Auto parts supplier based in South Korea.
Time Warner Inc.	6,900,000	312,777	.72
This media and communications conglomerate combines Internet services with film, TV, cable and publishing.
priceline.com Inc. (1)	501,000	309,984	.72
Operates an online marketplace primarily for discounted travel services.
adidas AG	3,685,478	302,348	.70
Global manufacturer of sports apparel.
Burberry Group PLC	18,697,991	302,237	.70
British manufacturer of luxury clothing and non-apparel accessories.
Las Vegas Sands Corp.	5,561,000	257,864	.60
Hotel, gaming and resort development company.
Other securities		2,749,802	6.36
		6,743,248	15.59

Health care - 15.04%
Novo Nordisk A/S, Class B	13,068,476	2,064,511	4.77
A global leader in drugs to treat diabetes.
Merck & Co., Inc.	10,427,573	470,284	1.09
Among the world's largest pharmaceutical companies, and a leader in cardiovascular medicine.
Baxter International Inc.	7,150,000	430,859	1.00
A leading maker of blood products, renal products and IV supplies and solutions.
Bayer AG	4,610,860	395,980	.92
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.
Regeneron Pharmaceuticals, Inc. (1)	2,310,000	352,645	.81
Biotechnology company focused on the treatment of serious medical conditions.
Novartis AG	5,743,000	351,419	.81
One of the world's largest pharmaceutical companies.
Celgene Corp. (1)	4,070,000	310,948	.72
A global pharmaceutical company, making drugs to treat cancer and inflammatory diseases.
Gilead Sciences, Inc. (1)	4,055,000	268,968	.62
Develops drugs to treat infectious diseases and cancer.
Other securities		1,859,527	4.30
		6,505,141	15.04

Consumer staples - 12.25%
British American Tobacco PLC	11,244,500	577,321	1.33
The world's second-largest tobacco company.
Nestlé SA	8,333,000	525,409	1.21
Global packaged food and beverage company based in Switzerland.
Anheuser-Busch InBev NV	5,447,679	463,226	1.07
One of the world's largest brewers.
Pernod Ricard SA	4,038,600	453,122	1.05
Produces wine, spirits and nonalcoholic beverages.
Shoprite Holdings Ltd.	21,579,926	436,473	1.01
Major food retailer in Africa.
Unilever NV, depository receipts	10,245,000	362,442	.84
A global consumer goods company. Its products include Breyers ice cream, Dove soap and Lipton teas.
SABMiller PLC	7,989,008	350,898	.81
Major global brewer with interests in over 60 countries. The company is also one of the largest bottlers of Coca-Cola products.
Philip Morris International Inc.	3,252,500	292,530	.68
One of the world's largest international tobacco companies.
PepsiCo, Inc.	4,005,000	283,434	.66
A global soft drink and snack foods company.
Costco Wholesale Corp.	2,700,000	270,337	.62
Operates membership warehouse clubs that serve both small businesses and consumers in North America, Asia, the U.K. and Australia.
Other securities		1,283,044	2.97
		5,298,236	12.25

Information technology - 11.39%
Google Inc., Class A (1)	979,000	738,655	1.71
One of the most frequently used website search engines in the world.
Taiwan Semiconductor Manufacturing Co. Ltd.	137,988,994	422,720
One of the world's largest semiconductor manufacturers.
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	7,000,000	110,740	1.23
One of the world's largest semiconductor manufacturers.
ASML Holding NV	6,049,444	323,314
A leading supplier of lithography equipment used in manufacturing semiconductors.
ASML Holding NV (New York registered)	3,331,000	178,808	1.16
A leading supplier of lithography equipment used in manufacturing semiconductors.
Oracle Corp.	14,311,100	450,657	1.04
Major supplier of database management software. Also develops business applications and provides consulting and support.
Texas Instruments Inc.	14,880,062	409,946	.95
Global maker of semiconductors and a leading producer of digital signal processors.
Apple Inc.	456,000	304,271	.70
Manufacturer of personal computers and various software products, as well as tablets, laptops, media players, browsers and smartphones.
Other securities		1,989,380	4.60
		4,928,491	11.39

Industrials - 9.16%
United Technologies Corp.	4,970,000	389,101	.90
Among the world's leading producers of elevators, jet engines, helicopters, aerospace systems, security services, and heating and air conditioning systems.
Schneider Electric SA	6,186,348	366,126	.85
An international supplier of industrial electrical equipment and industrial automation equipment.
General Electric Co.	14,300,000	324,753	.75
Global operator of infrastructure, technology, energy and finance businesses.
Other securities		2,881,233	6.66
		3,961,213	9.16

Financials - 8.93%
ACE Ltd.	6,354,000	480,362	1.11
Global provider of property and casualty insurance and reinsurance products.
American Express Co.	7,500,000	426,450	.98
A leading travel and financial services company.
Citigroup Inc.	11,616,500	380,092	.88
Financial services company engaged in consumer, corporate and investment banking and insurance.
Prudential PLC	24,986,141	323,386	.75
Major life insurance and pension provider with operations in the U.S., U.K. and Asia-Pacific region.
AIA Group Ltd.	69,537,800	259,173	.60
Life insurance and financial services provider in the Asia-Pacific region.
ICICI Bank Ltd.	12,634,000	253,614	.59
India-based financial services company offering banking services through traditional and electronic channels.
Other securities		1,739,272	4.02
		3,862,349	8.93

Materials - 7.28%
Newmont Mining Corp.	10,398,000	582,392	1.35
One of the world's largest gold producers, with international gold and mineral mining operations.
Barrick Gold Corp.	11,000,000	459,360	1.06
Owns and operates gold mines in North and South America, Australia and Africa.
Linde AG	1,884,500	324,505	.75
Major industrial gas company headquartered in Germany.
Other securities		1,783,662	4.12
		3,149,919	7.28

Telecommunication services - 1.87%
América Móvil, SAB de CV, Series L (ADR)	19,633,896	499,486
Latin America's largest integrated communications provider.
América Móvil, SAB de CV, Series L	67,853,000	86,663	1.36
Latin America's largest integrated communications provider.
Other securities		221,700	.51
		807,849	1.87

Other - 6.24%
Other securities		2,701,698	6.24

Miscellaneous - 3.19%
Other common stocks in initial period of acquisition		1,379,733	3.19

Total common stocks (cost: $26,524,789,000)		39,337,877	90.94

			Percent
		Value	of net
Convertible securities - 0.01%		(000)	assets

Miscellaneous - 0.01%
Other convertible securities in initial period of acquisition		6,194	.01

Total convertible securities (cost: $5,605,000)		6,194	.01

	Principal		Percent
	amount	Value	of net
Short-term securities - 7.79%	(000)	(000)	assets

Freddie Mac 0.10%-0.19% due 10/1/2012-4/1/2013	$973,979	973,682	2.25
Fannie Mae 0.12%-0.175% due 10/2/2012-3/27/2013	614,200	613,972	1.42
U.S. Treasury Bills 0.129%-0.157% due 10/18/2012-5/2/2013	460,100	459,931	1.06
Federal Home Loan Bank 0.12%-0.22% due 10/3/2012-7/1/2013	319,400	319,225	.74
Other securities		1,003,432	2.32

Total short-term securities (cost: $3,370,040,000)		3,370,242	7.79

Total investment securities (cost: $29,900,434,000)		42,714,313	98.74
Other assets less liabilities		543,910	1.26

Net assets		$43,258,223	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $33,321,000, which represented .08% of the net assets of the fund. Some of “Other securities” (with an aggregate value of $801,167,000, which represented 1.85% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's holdings in affiliated companies is included in "Other securities" under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended September 30, 2012, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 9/30/2012 (000)
Michael Page International PLC	16,800,000	-	-	16,800,000	$2,706	$96,524
AMR Corporation (2)	20,000,000	-	20,000,000	-	-	-
					$2,706	$96,524

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Unaffiliated issuer at 9/30/2012.

Key to abbreviation
ADR = American Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2012	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $29,782,818)	$42,617,789
Affiliated issuers (cost: $117,616)	96,524	$42,714,313
Cash denominated in currencies other than U.S. dollars
(cost: $11,042)		11,042
Cash		854
Receivables for:
Sales of investments	645,662
Sales of fund's shares	68,746
Dividends and interest	82,220	796,628
		43,522,837
Liabilities:
Payables for:
Purchases of investments	131,259
Repurchases of fund's shares	100,146
Investment advisory services	13,842
Services provided by related parties	15,378
Directors' deferred compensation	3,368
Other	621	264,614
Net assets at September 30, 2012		$43,258,223

Net assets consist of:
Capital paid in on shares of capital stock		$30,617,734
Undistributed net investment income		401,427
Accumulated net realized loss		(573,858)
Net unrealized appreciation		12,812,920
Net assets at September 30, 2012		$43,258,223

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 3,000,000 shares, $.001 par value (1,429,602 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$29,905,617	985,731	$30.34
Class B	370,346	12,403	29.86
Class C	1,205,772	40,952	29.44
Class F-1	1,131,068	37,466	30.19
Class F-2	672,254	22,147	30.35
Class 529-A	1,136,992	37,797	30.08
Class 529-B	50,519	1,704	29.64
Class 529-C	268,340	9,107	29.46
Class 529-E	58,989	1,978	29.81
Class 529-F-1	36,151	1,202	30.07
Class R-1	83,165	2,841	29.27
Class R-2	539,788	18,319	29.47
Class R-3	1,317,498	44,226	29.79
Class R-4	1,326,837	44,166	30.04
Class R-5	1,252,969	41,260	30.37
Class R-6	3,901,918	128,303	30.41

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2012	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $54,919;
also includes $2,706 from affiliates)	$786,480
Interest	5,063	$791,543

Fees and expenses*:
Investment advisory services	161,205
Distribution services	106,313
Transfer agent services	56,299
Administrative services	8,089
Reports to shareholders	2,080
Registration statement and prospectus	544
Directors' compensation	689
Auditing and legal	181
Custodian	3,388
State and local taxes	335
Other	1,661	340,784
Net investment income		450,759

Net realized gain and unrealized appreciation
on investments and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $8; also includes $154,105 net loss from affiliates)	953,665
Currency transactions	(1,676)	951,989
Net unrealized appreciation (depreciation) on:
Investments	7,105,572
Currency translations	(9)	7,105,563
Net realized gain and unrealized appreciation
on investments and currency		8,057,552
Net increase in net assets resulting
from operations		$8,508,311

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended September 30
	2012	2011
Operations:
Net investment income	$450,759	$448,660
Net realized gain on investments and currency transactions	951,989	1,666,755
Net unrealized appreciation (depreciation) on investments and currency translations	7,105,563	(4,041,903)
Net increase (decrease) in net assets resulting from operations	8,508,311	(1,926,488)

Dividends paid to shareholders from net investment income	(413,167)	(448,045)

Net capital share transactions	(2,754,044)	(2,507,225)

Total increase (decrease) in net assets	5,341,100	(4,881,758)

Net assets:
Beginning of year	37,917,123	42,798,881
End of year (including undistributed
net investment income: $401,427 and $365,596, respectively)	$43,258,223	$37,917,123

See Notes to Financial Statements

Notes to financial statements

1.	Organization

New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Future income is a secondary objective. In 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization is expected to be completed on December 1, 2012; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs –The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of directors as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure– The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2012 (dollars in thousands):

	Investment securities
	Level 1(*)	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$6,743,248	$-	$-	$6,743,248
Health care	6,505,141	-	-	6,505,141
Consumer staples	5,298,236	-	-	5,298,236
Information technology	4,928,491	-	-	4,928,491
Industrials	3,961,213	-	-	3,961,213
Financials	3,862,349	-	-	3,862,349
Materials	3,116,598	33,321	-	3,149,919
Telecommunication services	807,849	-	-	807,849
Other securities	2,701,698	-	-	2,701,698
Miscellaneous	1,379,733	-	-	1,379,733
Convertible securities	-	6,194	-	6,194
Short-term securities	-	3,370,242	-	3,370,242
Total	$39,304,556	$3,409,757	$-	$42,714,313

* Securities with a market value of $17,249,699,000, which represented 39.88% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2008, by state tax authorities for tax years before 2007 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2012, the fund reclassified $1,676,000 from undistributed net investment income to accumulated net realized loss; $85,000 from undistributed net investment income to capital paid in on shares of capital stock; and $228,000 from capital paid in on shares of capital stock to accumulated net realized loss to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of September 30, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$444,873
Capital loss carryforward expiring 2018*	(528,898)
Post-October capital loss deferral†	(65,075)
Gross unrealized appreciation on investment securities	14,121,747
Gross unrealized depreciation on investment securities	(1,327,833)
Net unrealized appreciation/(depreciation) on investment securities	12,793,914
Cost of investment securities	29,920,399
*Reflects the utilization of capital loss carryforward of $1,004,802,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

†This deferral is considered incurred in the subsequent year.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2012	2011
Class A	$299,680	$337,429
Class B	126	1,203
Class C	2,117	4,549
Class F-1	10,596	10,760
Class F-2	7,118	5,897
Class 529-A	10,161	9,960
Class 529-B	-	75
Class 529-C	525	726
Class 529-E	397	408
Class 529-F-1	377	269
Class R-1	231	293
Class R-2	1,204	1,868
Class R-3	8,484	9,271
Class R-4	12,022	12,047
Class R-5	15,622	16,196
Class R-6	44,507	37,094
Total	$413,167	$448,045

6.	Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.360% on such assets in excess of $55 billion. For the year ended September 30, 2012, the investment advisory services fee was $161,205,000, which was equivalent to an annualized rate of 0.389% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of September 30, 2012, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

During the period October 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, 529 and R shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services section below; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C, F, 529 and R shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended September 30, 2012, the total transfer agent services fee paid under these agreements was $56,299,000, of which $54,492,000 was paid by the fund to AFS and $1,807,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC by the fund were then paid by CRMC to AFS and other third parties.

Administrative services – The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

During the period October 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, 529 and R shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the year ended September 30, 2012, total fees paid to CRMC for performing administrative services were $8,089,000.

529 plan services – Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended September 30, 2012, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$67,749	$44,698	$2,195	Not applicable
Class B	4,441	676	Not applicable	Not applicable
Class C	12,195	1,774	572	Not applicable
Class F-1	2,652	1,219	512	Not applicable
Class F-2	Not applicable	493	286	Not applicable
Class 529-A	2,241	1,175	497	$1,050
Class 529-B	579	77	27	58
Class 529-C	2,498	307	119	251
Class 529-E	277	45	27	55
Class 529-F-1	-	36	15	32
Class R-1	782	86	40	Not applicable
Class R-2	3,906	1,983	267	Not applicable
Class R-3	5,987	1,971	614	Not applicable
Class R-4	3,006	1,193	620	Not applicable
Class R-5	Not applicable	558	594	Not applicable
Class R-6	Not applicable	8	1,704	Not applicable
Total class-specific expenses	$106,313	$56,299	$8,089	$1,446

Directors’ deferred compensation – Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $689,000, shown on the accompanying financial statements, includes $408,000 in current fees (either paid in cash or deferred) and a net increase of $281,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2012
Class A	$1,614,870	57,455	$289,683	11,057	$(4,586,419)	(163,696)	$(2,681,866)	(95,184)
Class B	6,265	227	124	5	(236,908)	(8,609)	(230,519)	(8,377)
Class C	111,479	4,065	2,057	80	(342,247)	(12,571)	(228,711)	(8,426)
Class F-1	354,326	12,630	10,414	400	(379,690)	(13,773)	(14,950)	(743)
Class F-2	186,187	6,533	6,147	235	(140,282)	(5,018)	52,052	1,750
Class 529-A	141,979	5,114	10,157	391	(128,778)	(4,612)	23,358	893
Class 529-B	1,282	47	-	-	(26,417)	(968)	(25,135)	(921)
Class 529-C	38,377	1,405	525	20	(38,724)	(1,415)	178	10
Class 529-E	6,349	231	396	15	(7,353)	(266)	(608)	(20)
Class 529-F-1	10,251	371	376	14	(6,435)	(230)	4,192	155
Class R-1	21,807	805	230	9	(20,727)	(765)	1,310	49
Class R-2	118,038	4,309	1,203	47	(174,723)	(6,403)	(55,482)	(2,047)
Class R-3	306,926	11,043	8,477	329	(299,974)	(10,880)	15,429	492
Class R-4	311,964	11,183	12,018	463	(268,747)	(9,635)	55,235	2,011
Class R-5	272,233	9,779	15,592	596	(304,716)	(10,752)	(16,891)	(377)
Class R-6	711,188	25,153	44,506	1,699	(407,330)	(14,617)	348,364	12,235
Total net increase
(decrease)	$4,213,521	150,350	$401,905	15,360	$(7,369,470)	(264,210)	$(2,754,044)	(98,500)

Year ended September 30, 2011
Class A	$2,274,256	79,513	$324,136	11,381	$(5,533,339)	(193,873)	$(2,934,947)	(102,979)
Class B	18,106	641	1,181	42	(265,370)	(9,466)	(246,083)	(8,783)
Class C	165,681	5,939	4,379	158	(310,677)	(11,205)	(140,617)	(5,108)
Class F-1	340,765	11,955	10,205	360	(339,038)	(12,027)	11,932	288
Class F-2	280,239	9,781	4,667	164	(119,732)	(4,239)	165,174	5,706
Class 529-A	163,695	5,768	9,957	352	(107,506)	(3,796)	66,146	2,324
Class 529-B	2,285	82	75	3	(28,721)	(1,032)	(26,361)	(947)
Class 529-C	39,624	1,421	726	26	(31,636)	(1,140)	8,714	307
Class 529-E	7,286	259	408	14	(6,019)	(213)	1,675	60
Class 529-F-1	12,939	454	269	10	(4,949)	(178)	8,259	286
Class R-1	22,071	799	292	11	(19,526)	(711)	2,837	99
Class R-2	141,231	5,069	1,866	67	(183,870)	(6,603)	(40,773)	(1,467)
Class R-3	289,904	10,300	9,268	330	(319,347)	(11,353)	(20,175)	(723)
Class R-4	314,593	11,085	12,042	427	(250,910)	(8,842)	75,725	2,670
Class R-5	319,686	11,223	16,166	568	(477,040)	(16,844)	(141,188)	(5,053)
Class R-6	1,070,499	37,375	37,094	1,302	(405,136)	(14,168)	702,457	24,509
Total net increase
(decrease)	$5,462,860	191,664	$432,731	15,215	$(8,402,816)	(295,690)	$(2,507,225)	(88,811)

* Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $6,030,397,000 and $9,179,993,000, respectively, during the year ended September 30, 2012.
Financial highlights

		Income (loss) from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)(2)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income (loss) to average net assets(2) (4)
Class A:
Year ended 9/30/2012	$24.88	$.31	$5.44	$5.75	$(.29)	$-	$(.29)	$30.34	23.27%	$29,906	.80%	.80%	1.11%
Year ended 9/30/2011	26.54	.29	(1.66)	(1.37)	(.29)	-	(.29)	24.88	(5.30)	26,896	.77	.77	1.02
Year ended 9/30/2010	24.63	.29	1.93	2.22	(.31)	-	(.31)	26.54	9.05	31,425	.79	.79	1.14
Year ended 9/30/2009	26.30	.31	.15	.46	(.55)	(1.58)	(2.13)	24.63	4.66	31,925	.85	.84	1.54
Year ended 9/30/2008	36.83	.69	(8.27)	(7.58)	(.68)	(2.27)	(2.95)	26.30	(22.51)	36,398	.75	.71	2.14
Class B:
Year ended 9/30/2012	24.42	.08	5.37	5.45	(.01)	-	(.01)	29.86	22.31	370	1.56	1.56	.31
Year ended 9/30/2011	26.02	.07	(1.63)	(1.56)	(.04)	-	(.04)	24.42	(6.00)	507	1.54	1.54	.24
Year ended 9/30/2010	24.15	.08	1.91	1.99	(.12)	-	(.12)	26.02	8.25	769	1.55	1.55	.34
Year ended 9/30/2009	25.70	.15	.18	.33	(.30)	(1.58)	(1.88)	24.15	3.85	1,031	1.60	1.59	.78
Year ended 9/30/2008	36.06	.44	(8.12)	(7.68)	(.41)	(2.27)	(2.68)	25.70	(23.11)	1,361	1.51	1.47	1.38
Class C:
Year ended 9/30/2012	24.12	.08	5.29	5.37	(.05)	-	(.05)	29.44	22.27	1,206	1.60	1.60	.30
Year ended 9/30/2011	25.76	.06	(1.62)	(1.56)	(.08)	-	(.08)	24.12	(6.08)	1,191	1.58	1.58	.22
Year ended 9/30/2010	23.95	.08	1.88	1.96	(.15)	-	(.15)	25.76	8.19	1,404	1.59	1.59	.34
Year ended 9/30/2009	25.52	.15	.17	.32	(.31)	(1.58)	(1.89)	23.95	3.85	1,365	1.62	1.61	.77
Year ended 9/30/2008	35.84	.42	(8.06)	(7.64)	(.41)	(2.27)	(2.68)	25.52	(23.14)	1,554	1.55	1.51	1.33
Class F-1:
Year ended 9/30/2012	24.76	.31	5.40	5.71	(.28)	-	(.28)	30.19	23.24	1,131	.82	.82	1.11
Year ended 9/30/2011	26.42	.28	(1.65)	(1.37)	(.29)	-	(.29)	24.76	(5.34)	946	.81	.81	1.00
Year ended 9/30/2010	24.53	.28	1.92	2.20	(.31)	-	(.31)	26.42	9.04	1,002	.81	.81	1.13
Year ended 9/30/2009	26.20	.31	.15	.46	(.55)	(1.58)	(2.13)	24.53	4.67	924	.83	.82	1.55
Year ended 9/30/2008	36.71	.68	(8.24)	(7.56)	(.68)	(2.27)	(2.95)	26.20	(22.53)	1,034	.76	.72	2.12
Class F-2:
Year ended 9/30/2012	24.90	.39	5.42	5.81	(.36)	-	(.36)	30.35	23.56	672	.54	.54	1.37
Year ended 9/30/2011	26.57	.36	(1.67)	(1.31)	(.36)	-	(.36)	24.90	(5.10)	508	.55	.55	1.28
Year ended 9/30/2010	24.67	.36	1.92	2.28	(.38)	-	(.38)	26.57	9.32	390	.55	.55	1.42
Year ended 9/30/2009	26.31	.28	.25	.53	(.59)	(1.58)	(2.17)	24.67	4.97	282	.58	.57	1.29
Period from 8/1/2008 to 9/30/2008(5)	29.67	.08	(3.44)	(3.36)	-	-	-	26.31	(11.32)	22	.09	.08	.32
Class 529-A:
Year ended 9/30/2012	24.68	.29	5.38	5.67	(.27)	-	(.27)	30.08	23.16	1,137	.88	.88	1.05
Year ended 9/30/2011	26.35	.27	(1.66)	(1.39)	(.28)	-	(.28)	24.68	(5.40)	911	.85	.85	.96
Year ended 9/30/2010	24.46	.27	1.92	2.19	(.30)	-	(.30)	26.35	9.01	911	.85	.85	1.10
Year ended 9/30/2009	26.14	.30	.15	.45	(.55)	(1.58)	(2.13)	24.46	4.62	788	.89	.88	1.50
Year ended 9/30/2008	36.63	.66	(8.22)	(7.56)	(.66)	(2.27)	(2.93)	26.14	(22.57)	737	.82	.78	2.07
Class 529-B:
Year ended 9/30/2012	24.26	.05	5.33	5.38	-	-	-	29.64	22.18	51	1.68	1.68	.20
Year ended 9/30/2011	25.87	.04	(1.63)	(1.59)	(.02)	-	(.02)	24.26	(6.15)	64	1.65	1.65	.13
Year ended 9/30/2010	24.04	.06	1.89	1.95	(.12)	-	(.12)	25.87	8.14	92	1.65	1.65	.26
Year ended 9/30/2009	25.64	.14	.16	.30	(.32)	(1.58)	(1.90)	24.04	3.77	109	1.71	1.70	.69
Year ended 9/30/2008	36.00	.40	(8.10)	(7.70)	(.39)	(2.27)	(2.66)	25.64	(23.20)	110	1.62	1.58	1.26
Class 529-C:
Year ended 9/30/2012	24.17	.07	5.28	5.35	(.06)	-	(.06)	29.46	22.16	268	1.67	1.67	.25
Year ended 9/30/2011	25.82	.05	(1.62)	(1.57)	(.08)	-	(.08)	24.17	(6.11)	220	1.64	1.64	.17
Year ended 9/30/2010	24.01	.07	1.88	1.95	(.14)	-	(.14)	25.82	8.13	227	1.65	1.65	.30
Year ended 9/30/2009	25.62	.14	.16	.30	(.33)	(1.58)	(1.91)	24.01	3.77	205	1.70	1.69	.70
Year ended 9/30/2008	35.98	.40	(8.09)	(7.69)	(.40)	(2.27)	(2.67)	25.62	(23.19)	192	1.62	1.58	1.27
Class 529-E:
Year ended 9/30/2012	24.46	.22	5.33	5.55	(.20)	-	(.20)	29.81	22.81	59	1.14	1.14	.78
Year ended 9/30/2011	26.11	.19	(1.63)	(1.44)	(.21)	-	(.21)	24.46	(5.62)	49	1.13	1.13	.68
Year ended 9/30/2010	24.26	.20	1.89	2.09	(.24)	-	(.24)	26.11	8.66	51	1.14	1.14	.81
Year ended 9/30/2009	25.91	.24	.16	.40	(.47)	(1.58)	(2.05)	24.26	4.34	45	1.19	1.18	1.21
Year ended 9/30/2008	36.34	.57	(8.17)	(7.60)	(.56)	(2.27)	(2.83)	25.91	(22.80)	41	1.11	1.07	1.78

Class 529-F-1:
Year ended 9/30/2012	$24.68	$.36	$5.37	$5.73	$(.34)	$-	$(.34)	$30.07	23.43%	$36	.67%	.67%	1.27%
Year ended 9/30/2011	26.34	.35	(1.67)	(1.32)	(.34)	-	(.34)	24.68	(5.18)	26	.64	.64	1.22
Year ended 9/30/2010	24.44	.33	1.92	2.25	(.35)	-	(.35)	26.34	9.25	20	.64	.64	1.32
Year ended 9/30/2009	26.15	.34	.14	.48	(.61)	(1.58)	(2.19)	24.44	4.83	15	.69	.68	1.70
Year ended 9/30/2008	36.64	.73	(8.23)	(7.50)	(.72)	(2.27)	(2.99)	26.15	(22.41)	13	.61	.57	2.27
Class R-1:
Year ended 9/30/2012	24.01	.10	5.24	5.34	(.08)	-	(.08)	29.27	22.30	83	1.57	1.57	.36
Year ended 9/30/2011	25.66	.07	(1.61)	(1.54)	(.11)	-	(.11)	24.01	(6.06)	67	1.57	1.57	.25
Year ended 9/30/2010	23.87	.09	1.87	1.96	(.17)	-	(.17)	25.66	8.24	69	1.58	1.58	.39
Year ended 9/30/2009	25.51	.15	.15	.30	(.36)	(1.58)	(1.94)	23.87	3.84	53	1.61	1.60	.78
Year ended 9/30/2008	35.83	.42	(8.04)	(7.62)	(.43)	(2.27)	(2.70)	25.51	(23.12)	44	1.54	1.50	1.35
Class R-2:
Year ended 9/30/2012	24.15	.09	5.29	5.38	(.06)	-	(.06)	29.47	22.32	540	1.58	1.58	.33
Year ended 9/30/2011	25.79	.07	(1.62)	(1.55)	(.09)	-	(.09)	24.15	(6.07)	492	1.57	1.57	.24
Year ended 9/30/2010	23.97	.08	1.88	1.96	(.14)	-	(.14)	25.79	8.20	563	1.61	1.61	.33
Year ended 9/30/2009	25.58	.13	.17	.30	(.33)	(1.58)	(1.91)	23.97	3.77	544	1.71	1.70	.68
Year ended 9/30/2008	35.93	.41	(8.09)	(7.68)	(.40)	(2.27)	(2.67)	25.58	(23.19)	507	1.59	1.55	1.30
Class R-3:
Year ended 9/30/2012	24.43	.22	5.34	5.56	(.20)	-	(.20)	29.79	22.87	1,317	1.12	1.12	.80
Year ended 9/30/2011	26.08	.20	(1.64)	(1.44)	(.21)	-	(.21)	24.43	(5.62)	1,068	1.11	1.11	.70
Year ended 9/30/2010	24.23	.20	1.90	2.10	(.25)	-	(.25)	26.08	8.71	1,159	1.12	1.12	.82
Year ended 9/30/2009	25.88	.25	.15	.40	(.47)	(1.58)	(2.05)	24.23	4.36	1,095	1.15	1.14	1.25
Year ended 9/30/2008	36.30	.57	(8.16)	(7.59)	(.56)	(2.27)	(2.83)	25.88	(22.79)	1,005	1.09	1.05	1.79
Class R-4:
Year ended 9/30/2012	24.64	.31	5.37	5.68	(.28)	-	(.28)	30.04	23.25	1,327	.81	.81	1.12
Year ended 9/30/2011	26.30	.29	(1.66)	(1.37)	(.29)	-	(.29)	24.64	(5.34)	1,039	.81	.81	1.01
Year ended 9/30/2010	24.43	.28	1.91	2.19	(.32)	-	(.32)	26.30	9.01	1,039	.81	.81	1.12
Year ended 9/30/2009	26.12	.31	.14	.45	(.56)	(1.58)	(2.14)	24.43	4.68	905	.83	.82	1.54
Year ended 9/30/2008	36.59	.67	(8.21)	(7.54)	(.66)	(2.27)	(2.93)	26.12	(22.53)	699	.79	.75	2.09
Class R-5:
Year ended 9/30/2012	24.91	.40	5.43	5.83	(.37)	-	(.37)	30.37	23.64	1,253	.50	.50	1.41
Year ended 9/30/2011	26.57	.37	(1.66)	(1.29)	(.37)	-	(.37)	24.91	(5.04)	1,037	.51	.51	1.29
Year ended 9/30/2010	24.66	.32	1.97	2.29	(.38)	-	(.38)	26.57	9.34	1,241	.51	.51	1.29
Year ended 9/30/2009	26.36	.38	.14	.52	(.64)	(1.58)	(2.22)	24.66	5.00	2,386	.53	.52	1.87
Year ended 9/30/2008	36.90	.77	(8.28)	(7.51)	(.76)	(2.27)	(3.03)	26.36	(22.30)	2,462	.49	.46	2.38
Class R-6:
Year ended 9/30/2012	24.95	.41	5.43	5.84	(.38)	-	(.38)	30.41	23.67	3,902	.46	.46	1.47
Year ended 9/30/2011	26.61	.40	(1.68)	(1.28)	(.38)	-	(.38)	24.95	(4.99)	2,896	.46	.46	1.38
Year ended 9/30/2010	24.67	.41	1.89	2.30	(.36)	-	(.36)	26.61	9.40	2,437	.46	.46	1.63
Period from 5/1/2009 to 9/30/2009(5)	19.28	.17	5.22	5.39	-	-	-	24.67	27.96	450	.21	.21	.76

	Year ended September 30
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	16%	24%	24%	32%	42%

(1)Based on average shares outstanding.
(2)For the year ended September 30, 2008, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income.  If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.13 and .41 percentage points, respectively.  The impact to the other share classes would have been similar.

(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Based on operations for the period shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of New Perspective Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 5, 2012

Expense example
      unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2012, through September 30, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4/1/2012	Ending account value 9/30/2012	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,019.82	$4.04	.80%
Class A -- assumed 5% return	1,000.00	1,021.00	4.04	.80
Class B -- actual return	1,000.00	1,015.99	7.76	1.54
Class B -- assumed 5% return	1,000.00	1,017.30	7.77	1.54
Class C -- actual return	1,000.00	1,015.89	8.01	1.59
Class C -- assumed 5% return	1,000.00	1,017.05	8.02	1.59
Class F-1 -- actual return	1,000.00	1,019.94	4.14	.82
Class F-1 -- assumed 5% return	1,000.00	1,020.90	4.14	.82
Class F-2 -- actual return	1,000.00	1,021.19	2.73	.54
Class F-2 -- assumed 5% return	1,000.00	1,022.30	2.73	.54
Class 529-A -- actual return	1,000.00	1,019.32	4.44	.88
Class 529-A -- assumed 5% return	1,000.00	1,020.60	4.45	.88
Class 529-B -- actual return	1,000.00	1,015.41	8.41	1.67
Class 529-B -- assumed 5% return	1,000.00	1,016.65	8.42	1.67
Class 529-C -- actual return	1,000.00	1,015.16	8.41	1.67
Class 529-C -- assumed 5% return	1,000.00	1,016.65	8.42	1.67
Class 529-E -- actual return	1,000.00	1,018.10	5.70	1.13
Class 529-E -- assumed 5% return	1,000.00	1,019.35	5.70	1.13
Class 529-F-1 -- actual return	1,000.00	1,020.70	3.38	.67
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.65	3.39	.67
Class R-1 -- actual return	1,000.00	1,015.96	7.86	1.56
Class R-1 -- assumed 5% return	1,000.00	1,017.20	7.87	1.56
Class R-2 -- actual return	1,000.00	1,016.21	7.91	1.57
Class R-2 -- assumed 5% return	1,000.00	1,017.15	7.92	1.57
Class R-3 -- actual return	1,000.00	1,018.10	5.70	1.13
Class R-3 -- assumed 5% return	1,000.00	1,019.35	5.70	1.13
Class R-4 -- actual return	1,000.00	1,019.68	4.09	.81
Class R-4 -- assumed 5% return	1,000.00	1,020.95	4.09	.81
Class R-5 -- actual return	1,000.00	1,021.53	2.53	.50
Class R-5 -- assumed 5% return	1,000.00	1,022.50	2.53	.50
Class R-6 -- actual return	1,000.00	1,021.50	2.32	.46
Class R-6 -- assumed 5% return	1,000.00	1,022.70	2.33	.46

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Tax information
                      unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2012:

Foreign taxes	$0.04 per share
Foreign source income	$0.42 per share
Qualified dividend income	100%
Corporate dividends received deduction	$183,613,000
U.S. government income that may be exempt from state taxation	$836,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2012:
			10 years/
	1 year	5 years	Life of class1
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	17.31%	–0.46%	9.99%
Not reflecting CDSC	22.31	–0.13	9.99

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	21.27	–0.17	9.77
Not reflecting CDSC	22.27	–0.17	9.77

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	23.24	0.62	10.64

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	23.56	—	4.33

Class 529-A shares4
Reflecting 5.75% maximum sales charge	16.06	–0.61	9.94
Not reflecting maximum sales charge	23.16	0.57	10.59

Class 529-B shares2,4
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within
six years of purchase	17.18	–0.57	9.85
Not reflecting CDSC	22.18	–0.24	9.85

Class 529-C shares4
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	21.16	–0.23	9.69
Not reflecting CDSC	22.16	–0.23	9.69

Class 529-E shares3,4	22.81	0.29	10.25

Class 529-F-1 shares3,4
Not reflecting annual asset-based fee charged
by sponsoring firm	23.43	0.79	10.73

1Applicable to Class F-2 shares only. All other share classes reflect 10-year results.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

Board of directors and other officers

“Independent” directors1
	Year first
	elected a
	director of
Name and age	the fund2	Principal occupation(s) during past five years

Elisabeth Allison, 66	1991	Senior Business Advisor, Harvard Medical School;
		former Partner, ANZI, Ltd. (transactional work
		specializing in joint ventures and strategic alliances)

Vanessa C.L. Chang, 60	2000	Director, EL & EL Investments (real estate)

Jaime Chico Pardo, 62	2011
Chairman of the Board and CEO, ENESA, SA de CV (private fund primarily operating and investing in the energy and health care sectors); former Co-Chairman, IDEAL, SA de CV (public company investing and operating infrastructure assets); former Vice Chairman of the Board and CEO, TELMEX, SA de CV (telecommunications)

Nicholas Donatiello, Jr., 52	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting)

Robert A. Fox, 75	1979	Managing General Partner, Fox Investments LP;
		corporate director

Koichi Itoh, 72	1994	Chairman of the Board, Itoh Building Co., Ltd.
Chairman of the Board		(building management)
(Independent and Non-Executive)

William H. Kling, 70	1987	President Emeritus, American Public Media

John G. McDonald, 75	1978	Stanford Investors Professor, Graduate School of
		Business, Stanford University

William I. Miller, 56	1992	President, The Wallace Foundation; Chairman of the
		Board, Irwin Management Company; former
		Chairman of the Board and CEO, Irwin Financial
		Corporation

Alessandro Ovi, 68	2005	Publisher and Editor, Technology Review; President,
		TechRev.srl; former Special Advisor to the Italian
		Prime Minister; former Special Advisor to the
		President of the European Commission

“Independent” directors1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	director	Other directorships4 held by director

Elisabeth Allison, 66	3	None

Vanessa C.L. Chang, 60	6	Edison International; Transocean Ltd.

Jaime Chico Pardo, 62	3	AT&T Inc.; Honeywell International Inc.;
		IDEAL, SA de CV

Nicholas Donatiello, Jr., 52	3	Dolby Laboratories, Inc.

Robert A. Fox, 75	9	None

Koichi Itoh, 72	6	None
Chairman of the Board
(Independent and Non-Executive)

William H. Kling, 70	10	None

John G. McDonald, 75	13	iStar Financial, Inc.; Plum Creek Timber Co.; QuinStreet, Inc.; Scholastic Corporation

William I. Miller, 56	3	Cummins, Inc.

Alessandro Ovi, 68	3	Guala Closures SpA; Landi Renzo SpA; ST Microelectronics SNV

“Interested” directors5,6
	Year first
	elected a
	director or	Principal occupation(s) during past five years
Name, age and	officer of	and positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Gina H. Despres, 71	1991	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.7

Robert W. Lovelace, 50	2001	Executive Vice President and Director, Capital
President		Research and Management Company; Senior Vice
		President — Capital World Investors, Capital
		Research and Management Company; Director,
		The Capital Group Companies, Inc.7

Gregg E. Ireland, 62	1991	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

“Interested” directors5,6
	Number of
	portfolios in
	fund complex3
Name, age and	overseen
position with fund	by director	Other directorships4 held by director

Gina H. Despres, 71	3	None
Vice Chairman of the Board

Robert W. Lovelace, 50	2	None
President

Gregg E. Ireland, 62	1	None
Senior Vice President

Chairman emeritus

Walter P. Stern, 84	Vice Chairman of the Board, Capital International, Inc.;7
Senior Partner, Capital Group International, Inc.7

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers6
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Michael J. Thawley, 62	2008	Senior Vice President, Capital Research and
Executive Vice President		Management Company; Senior Vice President and
		International Advisor, Capital Strategy Research,
		Inc.;7 former Australian Ambassador to the United States

Joanna F. Jonsson, 49	2008	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company;7 Director, Capital
		International Limited7

Walter R. Burkley, 46	2012	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company

Brady L. Enright, 45	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company

F. Galen Hoskin, 48	2003	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;7 Director, Capital
		Strategy Research, Inc.7

Jonathan Knowles, Ph.D., 51	1998	Director, Capital Research and Management
Vice President		Company; Senior Vice President — Capital World
		Investors, Capital Research Company7

Vincent P. Corti, 56	1984	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Brian C. Janssen, 40	2010	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Tanya Schneider, 40	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Dori Laskin, 61	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Ari M. Vinocor, 38	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Directors and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
7Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2012, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

1As of 12/31/11.
2Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•	Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•	Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Capital Income Builder®
The Income Fund of America®

•	Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM

•	Bond funds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities Fund®

•	Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market fund
American Funds Money Market Fund®

•	American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM

•	American Funds Target Date Retirement Series®

•	American Funds College Target Date SeriesSM

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit No. MFGEARX-007-1112P

Litho in USA DD/RRD/8065-S33519

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C.L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$99,000
2012	$111,000

b) Audit-Related Fees:
2011	None
2012	None

c) Tax Fees:
2011	$9,000
2012	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	None
2012	None

c) Tax Fees:
2011	$19,000
2012	$1,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$2,000
2012	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $31,000 for fiscal year 2011 and $2,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New Perspective Fund®
Investment portfolio

September 30, 2012

Common stocks — 90.94%	Shares	Value (000)

CONSUMER DISCRETIONARY — 15.59%
Amazon.com, Inc.1	3,664,000	$931,828
Home Depot, Inc.	11,300,000	682,181
Naspers Ltd., Class N	9,105,100	563,361
Hyundai Mobis Co., Ltd.	1,184,324	330,866
Time Warner Inc.	6,900,000	312,777
priceline.com Inc.1	501,000	309,984
adidas AG	3,685,478	302,348
Burberry Group PLC	18,697,991	302,237
Las Vegas Sands Corp.	5,561,000	257,864
Nikon Corp.	9,143,000	251,655
Honda Motor Co., Ltd.	8,095,000	248,638
Toyota Motor Corp.	6,100,000	237,622
Starbucks Corp.	4,550,000	230,912
H & M Hennes & Mauritz AB, Class B	6,546,000	227,408
DIRECTV1	3,745,000	196,463
Swatch Group Ltd, non-registered shares	411,768	164,269
Swatch Group Ltd	245,770	17,077
Industria de Diseño Textil, SA	1,330,000	165,152
Kia Motors Corp.	1,892,000	118,141
Tiffany & Co.	1,811,000	112,065
Ford Motor Co.	10,000,000	98,600
Arcos Dorados Holdings Inc., Class A	6,136,000	94,678
Walt Disney Co.	1,700,000	88,876
Expedia, Inc.	1,500,000	86,760
LVMH Moët Hennessey-Louis Vuitton SA	548,000	82,392
Harman International Industries, Inc.	1,510,000	69,702
BorgWarner Inc.1	950,000	65,654
Suzuki Motor Corp.	3,360,000	65,228
General Motors Co.1	2,500,000	56,875
Christian Dior SA	305,000	40,919
Bayerische Motoren Werke AG	420,000	30,716
		6,743,248

HEALTH CARE — 15.04%
Novo Nordisk A/S, Class B	13,068,476	2,064,511
Merck & Co., Inc.	10,427,573	470,284
Baxter International Inc.	7,150,000	430,859
Bayer AG	4,610,860	395,980
Regeneron Pharmaceuticals, Inc.1	2,310,000	352,645
Novartis AG	5,743,000	351,419
Celgene Corp.1	4,070,000	310,948
Gilead Sciences, Inc.1	4,055,000	268,968
UCB SA	4,278,631	235,270
Edwards Lifesciences Corp.1	2,035,000	218,498
Hospira, Inc.1	6,042,000	198,298
Intuitive Surgical, Inc.1	395,000	195,774
Roche Holding AG	990,000	184,947
Sonic Healthcare Ltd.	11,432,400	160,687
Bristol-Myers Squibb Co.	4,690,000	158,288
Mindray Medical International Ltd., Class A (ADR)	3,415,000	114,778
Pfizer Inc	4,000,000	99,400
AstraZeneca PLC (United Kingdom)	2,000,000	95,435
Fresenius Medical Care AG & Co. KGaA	1,100,000	80,657
Allergan, Inc.	800,000	73,264
Cochlear Ltd.	635,000	44,231
		6,505,141

CONSUMER STAPLES — 12.25%
British American Tobacco PLC	11,244,500	577,321
Nestlé SA	8,333,000	525,409
Anheuser-Busch InBev NV	5,447,679	463,226
Pernod Ricard SA	4,038,600	453,122
Shoprite Holdings Ltd.	21,579,926	436,473
Unilever NV, depository receipts	10,245,000	362,442
SABMiller PLC	7,989,008	350,898
Philip Morris International Inc.	3,252,500	292,530
PepsiCo, Inc.	4,005,000	283,434
Costco Wholesale Corp.	2,700,000	270,337
Coca-Cola Co.	5,800,000	219,994
Procter & Gamble Co.	2,900,000	201,144
Coca-Cola Amatil Ltd.	9,500,875	133,637
Mead Johnson Nutrition Co.	1,485,000	108,821
Associated British Foods PLC	5,015,000	104,386
AMOREPACIFIC Corp.	85,200	90,457
Wal-Mart de México, SAB de CV, Series V	29,667,984	83,460
Colgate-Palmolive Co.	715,000	76,662
Wesfarmers Ltd.	2,100,000	74,630
Avon Products, Inc.	3,885,300	61,970
Japan Tobacco Inc.	1,680,000	50,417
Grupo Modelo, SAB de CV, Series C	4,867,854	43,880
Coca-Cola Hellenic Bottling Co. SA	1,800,000	33,586
		5,298,236

INFORMATION TECHNOLOGY — 11.39%
Google Inc., Class A1	979,000	738,655
Taiwan Semiconductor Manufacturing Co. Ltd.	137,988,994	422,720
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	7,000,000	110,740
ASML Holding NV	6,049,444	323,314
ASML Holding NV (New York registered)	3,331,000	178,808
Oracle Corp.	14,311,100	450,657
Texas Instruments Inc.	14,880,062	409,946
Apple Inc.	456,000	304,271
Samsung Electronics Co. Ltd.	206,600	250,205
Arm Holdings PLC	22,567,544	209,542
Avago Technologies Ltd.	5,285,000	184,261
International Business Machines Corp.	850,000	176,332
Infineon Technologies AG	22,150,000	140,555
Yahoo! Inc.1	8,563,600	136,803
Amphenol Corp.	2,100,000	123,648
Microsoft Corp.	4,100,000	122,098
Nintendo Co., Ltd.	925,400	117,276
MasterCard Inc., Class A	225,000	101,583
TDK Corp.	2,327,400	86,666
EMC Corp.1	3,175,000	86,582
Xilinx, Inc.	2,000,000	66,820
KLA-Tencor Corp.	1,377,697	65,723
SAP AG	599,000	42,421
TE Connectivity Ltd.	1,153,125	39,218
FLIR Systems, Inc.	1,050,000	20,974
Corning Inc.	1,420,000	18,673
		4,928,491

INDUSTRIALS — 9.16%
United Technologies Corp.	4,970,000	389,101
Schneider Electric SA	6,186,348	366,126
General Electric Co.	14,300,000	324,753
Delta Air Lines, Inc.1	25,000,000	229,000
KONE Oyj, Class B	3,076,500	212,894
United Continental Holdings, Inc.1	10,500,000	204,750
Intertek Group PLC	4,259,428	188,461
Boeing Co.	2,150,000	149,683
Ryanair Holdings PLC (ADR)1	4,422,499	142,626
Siemens AG	1,407,100	140,334
Aggreko PLC	3,754,716	140,240
Experian PLC	7,350,000	122,130
Vallourec SA	2,813,000	119,109
Union Pacific Corp.	995,000	118,106
Canadian Pacific Railway Ltd.	1,300,000	107,890
Deere & Co.	1,300,000	107,237
Michael Page International PLC2	16,800,000	96,524
Lockheed Martin Corp.	1,000,000	93,380
Geberit AG	423,000	91,976
Honeywell International Inc.	1,500,000	89,625
Parker-Hannifin Corp.	1,000,000	83,580
W.W. Grainger, Inc.	400,500	83,452
Precision Castparts Corp.	500,000	81,670
Komatsu Ltd.	3,460,500	68,155
FANUC CORP.	415,200	66,930
Marubeni Corp.	6,000,000	38,288
European Aeronautic Defence and Space Co. EADS NV	1,200,000	38,035
Atlas Copco AB, Class B	1,800,000	37,651
Cummins Inc.	320,000	29,507
		3,961,213

FINANCIALS — 8.93%
ACE Ltd.	6,354,000	480,362
American Express Co.	7,500,000	426,450
Citigroup Inc.	11,616,500	380,092
Prudential PLC	24,986,141	323,386
AIA Group Ltd.	69,537,800	259,173
ICICI Bank Ltd.	12,634,000	253,614
JPMorgan Chase & Co.	5,400,000	218,592
Moody’s Corp.	4,840,100	213,787
Goldman Sachs Group, Inc.	1,440,000	163,699
AXA SA	10,851,207	161,615
HSBC Holdings PLC (United Kingdom)	15,569,796	144,140
Allianz SE	1,193,000	141,947
Bank of Nova Scotia	2,380,000	130,536
Morgan Stanley	7,500,000	125,550
Bank of China Ltd., Class H	302,735,000	115,174
Weyerhaeuser Co.1	3,500,000	91,490
ING Groep NV, depository receipts1	8,060,000	63,688
DNB ASA	5,094,318	62,469
Sumitomo Mitsui Financial Group, Inc.	1,130,000	35,331
QBE Insurance Group Ltd.	2,480,000	33,314
BNP Paribas SA	666,000	31,649
Bank of America Corp.	712,500	6,291
		3,862,349

MATERIALS — 7.28%
Newmont Mining Corp.	10,398,000	582,392
Barrick Gold Corp.	11,000,000	459,360
Linde AG	1,884,500	324,505
FMC Corp.	3,180,000	176,108
Dow Chemical Co.	5,405,000	156,529
Syngenta AG	370,000	138,283
Glencore International PLC	24,505,000	135,767
Holcim Ltd	2,082,111	132,609
BASF SE	1,522,000	128,401
Alcoa Inc.	13,300,000	117,705
Potash Corp. of Saskatchewan Inc.	2,667,400	115,818
First Quantum Minerals Ltd.	5,413,000	115,352
Gold Fields Ltd.	8,500,000	109,020
Monsanto Co.	850,000	77,367
Akzo Nobel NV	1,325,000	74,901
Praxair, Inc.	700,000	72,716
Impala Platinum Holdings Ltd.	3,320,400	55,453
BHP Billiton Ltd.	1,600,000	54,836
Rio Tinto PLC	1,100,000	51,246
L’Air Liquide SA, bonus shares3	268,843	33,321
L’Air Liquide SA, non-registered shares	77,656	9,625
United States Steel Corp.	1,500,000	28,605
		3,149,919

ENERGY — 5.42%
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	9,780,000	224,353
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	983,150	21,698
Oil Search Ltd.	31,941,554	245,847
TOTAL SA	4,410,000	218,749
Royal Dutch Shell PLC, Class A (ADR)	1,500,000	104,115
Royal Dutch Shell PLC, Class B	2,585,998	91,786
Royal Dutch Shell PLC, Class B (ADR)	200,000	14,260
INPEX CORP.	28,903	172,403
Canadian Natural Resources, Ltd.	5,400,000	166,597
Enbridge Inc.	3,300,000	128,898
Occidental Petroleum Corp.	1,470,000	126,508
FMC Technologies, Inc.1	2,715,000	125,705
EOG Resources, Inc.	1,000,000	112,050
Technip SA	950,000	105,611
ConocoPhillips	1,800,000	102,924
Transocean Ltd.	1,864,888	83,715
Imperial Oil Ltd.	1,700,000	78,247
Noble Energy, Inc.	800,000	74,168
Baker Hughes Inc.	1,400,000	63,322
Schlumberger Ltd.	850,000	61,481
Chevron Corp.	200,000	23,312
		2,345,749

TELECOMMUNICATION SERVICES — 1.87%
América Móvil, SAB de CV, Series L (ADR)	19,633,896	499,486
América Móvil, SAB de CV, Series L	67,853,000	86,663
SOFTBANK CORP.	4,251,700	172,160
Koninklijke KPN NV	6,483,517	49,540
		807,849

UTILITIES — 0.82%
GDF SUEZ	6,622,337	148,074
National Grid PLC	10,171,164	112,179
CLP Holdings Ltd.	11,260,000	95,696
		355,949

MISCELLANEOUS — 3.19%
Other common stocks in initial period of acquisition		1,379,733

Total common stocks (cost: $26,524,789,000)		39,337,877

Convertible securities — 0.01%

MISCELLANEOUS — 0.01%
Other convertible securities in initial period of acquisition		6,194

Total convertible securities (cost: $5,605,000)		6,194

	Principal amount
Short-term securities — 7.79%	(000)

Freddie Mac 0.10%–0.19% due 10/1/2012–4/1/2013	$973,979	973,682
Fannie Mae 0.12%–0.175% due 10/2/2012–3/27/2013	614,200	613,972
U.S. Treasury Bills 0.129%–0.157% due 10/18/2012–5/2/2013	460,100	459,931
Federal Home Loan Bank 0.12%–0.22% due 10/3/2012–7/1/2013	319,400	319,225
Straight-A Funding LLC 0.18% due 10/5–12/18/20124	194,044	194,018
Federal Farm Credit Banks 0.16%–0.20% due 10/10/2012–8/8/2013	105,000	104,883
Thunder Bay Funding, LLC 0.18%–0.21% due 10/22–11/26/20124	65,100	65,082
Old Line Funding, LLC 0.16% due 10/5/20124	20,000	20,000
BHP Billiton Finance (USA) Limited 0.17%–0.20% due 10/15–11/8/20124	75,500	75,482
Australia & New Zealand Banking Group, Ltd. 0.18%–0.19% due 11/27/20124	72,700	72,677
Toronto-Dominion Holdings USA Inc. 0.16%–0.17% due 10/15–11/26/20124	65,100	65,088
Private Export Funding Corp. 0.16%–0.26% due 11/13–12/10/20124	64,800	64,776
Commonwealth Bank of Australia 0.18%–0.20% due 11/26–12/7/20124	62,050	62,031
Mitsubishi UFJ Trust and Banking Corp. 0.17% due 11/2/2012	30,000	29,995
Victory Receivables Corp. 0.20% due 10/16/20124	25,000	24,998
Svenska Handelsbanken Inc. 0.21%–0.23% due 11/26–11/28/20124	50,000	49,983
GlaxoSmithKline Finance PLC 0.13%–0.17% due 10/4–10/10/20124	48,200	48,199
Province of Ontario 0.14%–0.16% due 10/22–10/31/2012	44,400	44,391
AstraZeneca PLC 0.15% due 11/6/20124	31,343	31,334
Nordea North America, Inc. 0.18% due 11/1/2012	23,000	22,996
Roche Holdings, Inc. 0.15% due 10/9/20124	20,000	19,999
Sumitomo Mitsui Banking Corp. 0.165% due 10/9/20124	7,500	7,500

Total short-term securities (cost: $3,370,040,000)		3,370,242

Total investment securities (cost: $29,900,434,000)		42,714,313
Other assets less liabilities		543,910

Net assets		$43,258,223

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $33,321,000, which represented .08% of the net assets of the fund.
4Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $801,167,000, which represented 1.85% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-007-1112O-S32847

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of New Perspective Fund, Inc.

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of New Perspective Fund, Inc. (the “Fund”) as of September 30, 2012, and for the year then ended and have issued our unqualified report thereon dated November 5, 2012 (which report and financial statements are included in item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of September 30, 2012 appearing in item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
November 5, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: November 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: November 30, 2012

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2012